EXHIBIT 99.1
                                                                    ------------

[GRAPHIC OMITTED]                                                         Movado
[LOGO - MOVADO GROUP INC.]                                                  Ebel
                                                                         Concord
                                                                       ESQ SWISS
                                                                   Coach Watches
                                                          Tommy Hilfiger Watches
                                                               Hugo Boss Watches

APPROVED BY:     Rick Cote
                 Executive Vice President and
                 Chief Operating Officer
                 201-267-8000

    CONTACT:     Investor Relations
                 Suzanne Michalek
                 Director of Corporate Communications
                 201-267-8000

                 Financial Dynamics
                 Melissa Myron/Rachel Albert
                 212-850-5600

FOR IMMEDIATE RELEASE
--------------------------------------------------------------------------------

                    MOVADO GROUP, INC. BOARD APPROVES PLAN TO
            REPATRIATE APPROXIMATELY $150 MILLION IN FOREIGN EARNINGS

--------------------------------------------------------------------------------

            PARAMUS, NJ - DECEMBER 15, 2005 -- MOVADO GROUP, INC. (NYSE: MOV) announced that it intends to repatriate approximately $150 million in undistributed foreign earnings under the provisions of the American Jobs Creation Act (AJCA) of 2004. The Company anticipates repatriating approximately $150 million depending upon year-end cash balances and the exchange rate at the time of repatriation. Assuming the Company repatriates $150 million, a one-time charge will be recorded in the fourth quarter ending January 31, 2006 for the related tax expense, which is currently estimated to be $8.0 million, or approximately $0.31 per diluted share. The repatriation will consist of proceeds from existing off-shore year-end cash and proceeds drawn from the Company's new Swiss credit facility.

            The repatriation provision of the AJCA requires that funds be invested in qualified investments in the United States. The investments include: advertising and marketing expenditures, infrastructure and capital investments, including retail store expansion and renovation, headquarters expansion, information technology replacements and upgrades, employee hiring and training, and compensation and benefits for non-executive employees.

Movado Group, Inc. designs, manufactures, and distributes Movado, Ebel, Concord, ESQ, Coach, Tommy Hilfiger and Hugo Boss watches worldwide, and operates Movado boutiques and company stores in the United States.



THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY HAS TRIED, WHENEVER POSSIBLE, TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS USING WORDS SUCH AS "EXPECTS," "ANTICIPATES," "BELIEVES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "SEEKS," "ESTIMATES," "PROJECTS," "MAY," "WILL," "SHOULD" AND SIMILAR EXPRESSIONS. SIMILARLY, STATEMENTS IN THIS PRESS RELEASE THAT DESCRIBE THE COMPANY'S BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS ARE ALSO FORWARD-LOOKING STATEMENTS. ACCORDINGLY, SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS AND LEVELS OF FUTURE DIVIDENDS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN, OR IMPLIED BY, THESE STATEMENTS. THESE RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO: THE COMPANY'S ABILITY TO SUCCESSFULLY INTRODUCE AND SELL NEW PRODUCTS, THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE THE OPERATIONS OF NEWLY ACQUIRED AND/OR LICENSED BRANDS WITHOUT DISRUPTION TO ITS OTHER BUSINESS ACTIVITIES, CHANGES IN CONSUMER DEMAND FOR THE COMPANY'S PRODUCTS, RISKS RELATING TO THE RETAIL INDUSTRY, IMPORT RESTRICTIONS, COMPETITION, SEASONALITY AND THE OTHER FACTORS DISCUSSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE STATEMENTS REFLECT THE COMPANY'S CURRENT BELIEFS AND ARE BASED UPON INFORMATION CURRENTLY AVAILABLE TO IT. BE ADVISED THAT DEVELOPMENTS SUBSEQUENT TO THIS PRESS RELEASE ARE LIKELY TO CAUSE THESE STATEMENTS TO BECOME OUTDATED WITH THE PASSAGE OF TIME.


                                     # # #